AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (the “Amended Agreement”) is made and entered into as of this 13th day of February 2006 by and among House of Taylor Jewelry, Inc., a Nevada corporation (the “Company”), and the undersigned who is one of the “Investors” named in that certain Purchase Agreement dated as of August 12, 2005 by and among the Company and the Investors (the “Purchase Agreement”). This Amended Agreement amends that certain Registration Rights Agreement (“RRA”) dated as of 12th day of August 2005 between the undersigned (“Investor”) and the Company.

The parties hereby agree as follows:

1.

Liquidated Damages Payable in Shares. The RRA is hereby amended to allow the Company to pay or settle any and all liquidated damages that are now or may in the future become due to Investor under the RRA in unregistered shares common stock of the Company. Any shares issued by the Company to Investor as liquidated damages hereunder shall be included for registration under any resale registration statement filed by the Company with the United States Securities and Exchange Commission. Notwithstanding the foregoing the aggregate number of shares of common stock that may be issued under the RRA and this Amended Agreement to all Investors as a group shall not exceed 7,600,000.

2.

Miscellaneous. Nothing in this Amended Agreement shall in anyway impair the RRA, the Purchase Agreement or any other agreement between the Company and Investor, it being the intent of the parties that the terms and provisions of all agreements shall continue in full force, except as modified herein. This Amended Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument

IN WITNESS WHEREOF, the parties have executed this Amended Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

HOUSE OF TAYLOR JEWELRY, INC.

By

Name

Title

Investor:

By